UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2006
Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Merrill Lynch & Co., Inc. issued a press release announcing that on September 29, 2006, it had completed the merger of the firm’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. creating one of the world’s largest independent investment management firms. Merrill Lynch received a total of 65 million common and preferred shares in the combined company and has a 45% voting interest. The new company will operate primarily under the BlackRock name.
A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
99.1	Press release, dated October 2, 2006, issued by Merrill Lynch & Co., Inc.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary
Date: October 2, 2006

EXHIBIT INDEX

Exhibit Number
99.1	Press release, dated October 2, 2006, issued by Merrill Lynch & Co., Inc.

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